Fox Advisors Transportation Technology Conference © 2023 Hyzon Motors Inc. All Rights Reserved

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, are forward-looking statements. When used herein, the words "aims", "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by events or circumstances after the date of this presentation. Hyzon cautions you that forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including, but not limited to, the following: our ability to commercialize our products and strategic plans, including our ability to establish facilities to produce our fuel cells, assemble our vehicles or secure hydrogen supply in appropriate volumes, at competitive costs or with competitive emissions profiles; our ability to effectively compete in the heavy-duty transportation sector, and withstand intense competition and competitive pressures from other companies worldwide in the industries in which we operate; our ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective resources of our counterparties) and the ability of our counterparties to make payments on orders; our ability to invest in hydrogen production, distribution, and refueling operations to supply our customers with hydrogen at competitive costs to operate their fuel cell electric vehicles; disruptions to the global supply chain, including as a result of geopolitical events, and shortages of raw materials, and the related impacts on our third party suppliers and assemblers; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; our ability to raise financing in the future; our ability to retain or recruit, or changes required in, our officers, key employees or directors; our ability to protect, defend, or enforce our intellectual property on which we depend; and the impacts of legal proceedings, regulatory disputes, and governmental inquiries. Additional information on potential factors that could affect the financial results of Hyzon and its forward-looking statements is included in the "Risk Factors" section of Hyzon's Annual Report filed on Form 10-K and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations as may be described herein. 2

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Introducing a Revitalized Hyzon Note: Company logos are trademarked images of the respective firms. 1.Patent counts are totals of exclusively and jointly owned, both granted and filed / pending Fuel Cell Technology Leader, Driving “Early Mover” Commercialization of Heavy-Duty FCEV Trucks Proprietary fuel cell technology and 200 kW fuel cell system (FCS) Repowered fuel cell trucks Hydrogen relationships and investments 157 Total patents granted and filed/pending1 4.5 kW/L Current generation power-density of PEM fuel cell stacks 200 kW Net fuel cell single stack system in on-road testing U.S. Based 3

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon’s Proprietary Fuel Cell Production Facility 4 Bolingbrook Facility, IL 1 Proprietary, in-house design, development and manufacturing of 200kW FCS 2 On track for Start of Production or SOP of 200kW FCS in 2024

…Providing Significant Advantages Over Two ~100 kW FCS Deployments Due to Hyzon's Advantaged IP and Design

Advantages of Hyzon's 200 kW single fuel cell system IP and benefits vs. two ~100 kW fuel cell systems

1 — 7-layer MEA
- Innovative MEA design increase the robustness, performance and durability
- Exclusively own 20 US and international patent applications on MEA

2 — Hybrid BPP
- Patented hybrid bipolar plate (graphite and metallic)
- Combined advantages of graphite and metallic plates
- Enables much larger cell size
- Improved heat distribution & water management
- Suitable for heavy-duty applications

3 — Single stack
- More individual fuel cells than typical industry fuel cell stacks
- Integrated design eliminating external connectors and cables

4 — Roadmap
- Adhering to robust engineering testing and standards
- DVP&R ongoing
- 25 200kW fuel cells are being made
- Continuous manufacturing upgrade



Fuel Cell Stack

Hyzon's 200 kW single FCS shows significant benefits vs. traditional approach of two ~100 kW fuel cells

-30%
Total Volume

-25%
Total FCS cost in truck BOM (200 kW vs. 2x~100 kW)

-30%
Total FCS weight vs. 2 systems

+20%
Miles per kg H2 vs. 120 kW FC truck[1]

1. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon’s Technology Advantages is Based on Proprietary Fuel Cell IP Note: These are exclusively utilized by Hyzon Motors in mobility in Hyzon’s core markets of North America, Europe and Australia / New Zealand. Numbers include patents applied, including those awarded or pending. 6 Leveraging IP to produce and commercialize 200kW FC system Category # of patents Significant areas Membrane Electrode Assembly (MEA) 25 Covers, electrode design, membrane catalyst, gas diffusion layer Bipolar Plate (BPP) 16 Flow field design, durability improvement Unit Cell 15 Sealing, bonding FC Stack 6 Stack design, assembly Balance of Plant (BOP) 35 Humidifier, sensors, system controllers and peripherals Fuel Cell System 23 Anode, cathode and coolant loops, Modular boost converter Other 37 Hydrogen storage, vehicle and battery (incl. SOC management) Total 157

Driving Hyzon's 200 kW Single FCS Technology to Commercialization

200 kW FCS Major Milestones: Start-of-Production and Durability

1H 2023

- ✓ 200 kW FCS A-Samples produced and tested
- ✓ 3x 200 kW FCS B1 Samples produced and tested
- ✓ Design Verification Plan (DVP)
- 6x 200 kW FCS B2 Samples produced and tested (3 systems completed so far)

2H 2023

- Manufacture and test 16x 200 kW FCS B2 and C samples
- Design Verification Plan and Report (DVP&R)
- Short stack durability (Accelerated Stress Testing – AST & Load Cycle Testing – LCT)

1H 2024

- 200 kW FCS durability with simulated vehicle drive cycles
- In-vehicle on-road 200 kW FCS validation tests

2H 2024



- Declare pre-production
- Process Verification Plan and Report (PVP&R)
- Start of Production (SOP)

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Three Streamlined and Region-Specific Core Platforms

Region-specific product platforms minimize asset requirements and maximize standardization

1. One platform developed per region
2. Standardized fuel cell powertrain
3. Modularized balance of plant/electrified components
4. Third party contractor assembly strategy[1]
5. Customer deployments in 2023 in all three regions

Conventional



- Fully developed 110kW platform + SOP with Fontaine in progress
- 200kW A-sample truck in testing, C-sample bench testing started
- Commercial agreements signed with blue chip customers with deliveries planned in 2H 2023
- Liquid hydrogen long-range truck in on-track testing, pending customer demonstration

Cabover



- 110kW deployed to customers for trials/ demonstrations
- 200kW development in process

Rigid



- Fully developed 110kW platform
- ISO certified for safety, quality end environmental
- Commercial delivery planned in 2H 2023

1 .Hyson Motors US and Hzyon Motors Europe to leverage third party contract assembly for FCEV truck assembly; Hyzon Australia planned to assemble its own vehicles in scale-up of production

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Positive Contribution Margin at Truck-Level Today, with Specific Cost Reduction and Fuel Efficiency Improvement Initiatives to Expand

Illustrative unit economics of Hyzon's Class 8 fuel cell electric vehicle; U.S. example based on Hyzon internal estimates

Cab / Chassis
- Fixed pass-through cost of cab / chassis – lowest cost contributor to overall cost of Class 8 trucks
- Sourced either directly from OEMs / existing fleet through customer or recent trucks from dealers, minimizing working capital outlay

3rd Party Assembler Fee
- **Capital-light model w/ 3rd party Assembly contractor fee, small & decreasing portion of cost structure**

Fuel Cell
- Leveraging proprietary technology and in-house production to manufacture industry-leading 200kW fuel cell
- Cost advantages through in-house manufacturing as compared to purchased fuel cells from third parties

Powertrain & Auxiliary
- Electrified powertrain modules standardized across platforms and vehicles to drive economies of scale, optimized with suppliers over time

Illustrative Cost Breakdown of Hyzon's US Class 8 Truck[1]

100% = Total Price (Actual or Estimated) Excluding Taxes & Delivery



Contribution Margin
Assembler Fee
Powertrain / Aux / Other
Cab / Chassis
Fuel Cell
100%
110kW fuel cell (2023)
200kW fuel cell (low volume estimate)
200kW fuel cell (high volume estimate)

1. Illustrative graph is drawn to scale; unit level contribution margins (direct costs plus warranty reserve) – 110kW fuel cell based on current cost stack and 200kW fuel cell (low and high volume) based on Hyzon Motors internal estimates

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Capital-Light Model Leveraging Third-Party Contract Assemblers Drives Both Cost and Partial Working Capital Advantages vs. Full Vehicle Manufacturing

Overview of Capital Light Third Party Assembly Model Benefits to FCEV Cost Structure and Cash: US Example

Illustrative Component / Assembler Cost of Hyzon's Class 8 Truck


U.S. Example
Contribution Margin
Assembler Fee
Powertrain / Aux / Other
Cab / Chassis
Fuel Cell

3rd Party Contract Assembler Fee

- FCEV truck assembled by third party contract assemblers (US and EU)
- Smallest share of cost stack and incurred only on a unit-by-unit basis (No large capital outlay for truck plant)
- Significant cost reduction per unit particularly at scale-up trajectory volumes

Illustrative Working Capital Burden of Hyzon's Class 8 FCEV Truck Under US Large Fleet Dealer Model


U.S. Large Fleet Example
Cab / Chassis
Powertrain / Aux / Other
Fuel Cell

Working Capital Requirement: Cab & Chassis (US Large Fleet)

- In the U.S., customer driven base truck order (through dealer) sent directly from OEM to assembler
- In that model, Hyzon does not carry working capital for the base truck cab & chassis
- Materially lowers working capital cash burden of the overall FCEV truck

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Anticipating Approaching Diesel Parity Without Relying on Truck Subsidies at Volume of 1,000 Trucks Annually 1. Based on fuel cell electric Class 8 truck illustrative sales price of $500k, for analysis purposes reduced to $425k @ 1,000 units (with and without purchase subsidies of $240k), 100k miles per year for 8 years, $5.0 / kg H2 cost, vehicle maintenance of $0.17 / mile and fuel economy of 6.0 (1), 7.0 (500), 8.0 mi/kg (1,000) 2. Assumed acquisition cost of $139k. Diesel fuel economy assumed 5.4 mpg @ $4.80 / Gal with maintenance costs of $0.20 / mile. 11 $1.31 $1.14 $0.98 $1.61 $1.49 $1.33 1 500 1000 FCEV (with subsidy) FCEV (without subsidy) $1.31 Diesel Hyzon Units Produced 1 2 Illustrative Total Cost of Ownership Comparison $/mile Manufacturing 200 kW fuel cells in house offers significant cost advantages through scale impact1 Vehicle production currently transitioning to at- scale production via modularization & standards2 Detailed R&D pathway identified to drive fuel efficiency improvement on Class 8 Cascadia, including 200 kW benefits 3

FCEV Heavy-Duty Trucks Expected to Out-Compete BEV when Heavy Loads, Long Distances and/or Short Fueling Times are Needed – Majority of Class 8 in US

Mileage Comparison 10 Mins Of Refueling/Recharging: Real time lost waiting for charging durations vs. hydrogen refueling expectations



FCEV Long Haul Class 8 Hydrogen truck
FCEV Long Haul Class 8 Hydrogen truck Future
300
500
30
250
BEV 350kW DC Fast Charger Today
1500kW DC Fast Charger Future

Payload Performance: Real potential revenue loss and/or operational cost increases for fleets who maximize weight up to allowed limits

Payload benchmark of alternative powertrains



100%
Diesel
99.7%
FCEV
76%
BEV
Medium Duty (33,000 LBS)
100%
Diesel
99.3%
FCEV
80.9%
BEV
Heavy Duty (80,000 LBS)

Sources: Assumptions: Diesel: (1) Typical HD vehicles achieve 6.5 mpg (Davis and Boundy 2019; Schoettle, Sivak, and Tunnell 2016). (2) Fueling rates for diesel truck dispensers are commonly 15 gpm or faster; BET: (1) Tesla and Daimler advertise vehicle efficiencies of ~2 kWh/mile (Tesla 2020; Daimler Trucks North America LLC 2020). Therefore, setting case today at 2 kWh/mile and future case at 1 kWh/mile, 50% reduction in energy use. (2) Charge rates for today will be 350kW fast charger and future case 1,500kW fast charger; FCET: (1) Nikola Motor Company predicting 600-mile range with 80kg of hydrogen, which equates to 7.5 mi/kg, so at 100kg of hydrogen total capacity provides 750- mile total range. In context of FCEBS showing efficiency around 4-6 mi/kg for on-road efficiency and bus drive cycles being tougher than drive cycles for trucks, so 7.5 mi/kg estimate reasonable, and use this for both today and future case. (2) Fill rates for today and the future case will be 3.6 kg/min and 10 kg/min, respectively.

Tesla is a registered trademark of Tesla Inc; Daimler Trucks North America is a registered trademark of Daimler Trucks North America L.L.C.; and Nikola Motor Company is a registered trademark of Nikola Corporation

Sources: Fuel Cells and Hydrogen 2 Joint Undertaking. (2017, August). Development of Business Cases for Fuel Cells and Hydrogen Applications for Regions and Cities: FCH Heavy'-duty trucks. https://www.fch.europa.eu/sites/default/files/171121_FCH2JU_Application-Package_ WG 1 _ Heavy duty trucks (ID 2910560) (ID 2911646). pdf

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Hydrogen Infrastructure Advantage

Comparative Peak Loads for Illustrative Sites and Other Major Users 1

- Charging sites will bring about significant electric loads and these loads will begin to exceed distribution line capacity in the next 5-10 years
- The timelines and investment required for grid infrastructure upgrades, particularly transmission, are much longer than those required for EV supply equipment installation



0.6 MW
~5+ MW
5 MW
9-10 MW
19 MW
~20 MW
Highway Plaza
4 x 150 kW Chargers (NEVI Guidance Minimum)
Outdoor Stadium
Highway Plaza
Passenger Plaza
Empire State Building
Highway Plaza
Large Passenger/ Truck Stop
Small Town

Significantly Higher Last Mile Infrastructure Required for BEV

- Creates a substantial grid burden
- Requires **6-12x** fueling real estate needed vs hydrogen fueling
- Future target of 60-90 minutes to recharge Class 8 vehicle vs refueling time of 10-15 minutes today with diesel or hydrogen
- Commercial megawatt rapid charging infrastructure has a significant cost and additional grid burden



20,000
Diesel Pumps
20,000
Hydrogen Pumps
>12x
251,111
180kW
>6x
129,143
350kW

Source: Electric Highways: Accelerating and Optimizing Fast-Charging Deployment for Carbon-Free Transportation (2022), Hyzon Motors Business Update (2022)
1. Design developed by National Grid, inspired by: CALSTART (2015). Electric Truck and Bus Grid Integration. Opportunities, Challenges and Recommendations
2. Based on ~2,000 truck stops in the U.S.; assumes 10 lanes per truck stop
3. Assumes time to refuel a diesel truck is the same as a hydrogen fueled FCEV truck at 15 minutes
4. Based on a 550kWh rated battery on a Class 8 truck; recharging times based on charging from 0-100% at rated power for charger

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Hyzon's Focus in 2023-2024: Execution, Which is Well Underway…

Priority Milestones to achieve in 2023-2024

Organization | Fuel cell | Vehicle

Category	Timing	Priority Milestones (Subset)	Status
Organization	2H 2022	Restructure Hyzon Europe & China Ops	✓
Vehicle	2H 2022	Rigid Platform ISO Certification & Launch	✓
Vehicle	1H 2023	Europe Cabover Gen 1 4x2 Customer Launch with Anchor Customers	✓
Fuel cell	1H 2023	First 200kW B-sample fuel cell produced and tested	✓
Vehicle	1H 2023	First U.S. customer order contracted	✓
Vehicle	1H 2023	First 200kW FCEV truck in testing	✓
Fuel cell	2H 2023	200kW fuel cell C-sample declaration	
Vehicle	2H 2023	Deliver first commercial Class 8 Hyzon FCEV to U.S. customer	
Fuel cell	2H 2023	25 200kW fuel cell prototypes produced / validated and C-Sample 200 kW Declared	
Vehicle	1H 2024	200kW FCEV Truck Commercial Launch	
Fuel cell	2H 2024	200kW production facility SOP declared	

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…Paired with Focused Cash Management and Capital Raise

Average Monthly Operating Expenses[1]



$MM
Legal / Consulting / Accounting
R&D
SG&A[2]
20
15
10
5
0
1Q22
2Q22
3Q22
4Q22
1Q23

Perspectives on Cash Burn

- Operating expenses have been driven by elevated legal, consulting, and accounting expenses associated with filing compliance, organizational restructure, Special Committee Investigation and ongoing SEC investigation and lawsuits
- Annualized operating expenses trend expected to continue as witnessed over Q1 2023
  - Average monthly operating expenses $13.4MM in Q1 2023 from $16.9MM in Q4 2022 and $15.1MM in Q3 2022.
- Aggregate cash burn in April and May 2023 at $24MM or $12MM/month, down from ~$15MM/month in Q1 2023[3]
- Actively evaluating range of scenarios to reduce expenses while retaining value with a few "low hanging fruit" cost reduction levers already being implemented

Strategic Partner-Focused Capital Infusion Progress

- Proactively exploring range of capital raise and strategic options including full M&A with focus on maximizing shareholder value
- Engaging with prospective counterparties who see potential value in Hyzon's technology platform and its ability to benefit and complement their investments in the hydrogen ecosystem

1. Based on quarterly expenses; excluded cost of revenue
2. Excludes legal, consulting and accounting fees
3. Based on unrestricted cash, cash equivalents, and short-term investments of $209MM and $185MM as of March 31, 2023, and May 31, 2023, respectively

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